UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – June 28, 2012

LOCKHEED MARTIN CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-11437	52-1893632
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6801 Rockledge Drive, Bethesda, Maryland		20817
(Address of principal executive offices)		(Zip Code)

(301) 897-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Election of Director.

On June 28, 2012, Christopher E. Kubasik, President and Chief Operating Officer, was elected to serve on the Corporation’s Board of Directors. Mr. Kubasik also was elected to the position of Vice Chairman on that date and will serve as a member of the Executive Committee of the Board of Directors. As previously announced, Mr. Kubasik will succeed Robert J. Stevens, Chairman and Chief Executive Officer, as Chief Executive Officer on January 1, 2013. Mr. Stevens will continue to serve as Chairman of the Board through January 25, 2014, subject to nomination by the Board of Directors and election by stockholders. A copy of the press release announcing Mr. Kubasik’s election is attached as Exhibit 99.1.

Item 5.03.	Amendments to Bylaws.

On June 28, 2012, the Corporation’s Board of Directors approved two sets of amendments to the Corporation’s bylaws. The first set of amendments is effective immediately and includes:

•	an increase in the number of directors from eleven to twelve;

•	the creation of the position of Vice Chairman of the Board of Directors; and

•	the renaming of the Ethics and Corporate Responsibility Committee of the Board of Directors to the Ethics and Sustainability Committee.

A marked copy showing the changes to the sections of the bylaws, as amended effective June 28, 2012, is attached as Exhibit 99.2 to this report. A complete copy of the bylaws, as amended effective June 28, 2012, is attached as Exhibit 3.1 to this report and is incorporated by reference.

The second set of amendments approved on June 28, 2012 is not effective until January 1, 2013 and includes:

•

changes to separate the offices of Chairman and Chief Executive Officer upon the previously announced succession of Mr. Kubasik to the position of Chief Executive Officer and the continued service of Mr. Stevens as Chairman of the Board through January 25, 2014; and

•	the designation of the Chairman of the Board as an executive officer position.

A marked copy showing the changes to the sections of the bylaws, as amended effective January 1, 2013, is attached as Exhibit 99.3 to this report. A complete copy of the bylaws, as amended effective January 1, 2013, is attached as Exhibit 3.2 to this report and is incorporated by reference.

Item 9.01. Exhibits.

Exhibit No.	Description

3.1	Bylaws of the Corporation as amended effective June 28, 2012

3.2	Bylaws of the Corporation as amended effective January 1, 2013

99.1	Press release of Lockheed Martin Corporation, dated June 28, 2012, announcing the election of Christopher E. Kubasik to the Board of Directors

99.2	Marked copies of the amendments to the Corporation’s Bylaws approved and effective as of June 28, 2012

99.3	Marked copies of the amendments to the Corporation’s Bylaws approved June 28, 2012 and effective January 1, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCKHEED MARTIN CORPORATION

By	/s/ Marian S. Block
Marian S. Block
Vice President and Associate General Counsel

July 3, 2012

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